ADVANCE DISPLAY TECHNOLOGIES, INC.
                                   FORM 10-KSB
                            FOR THE FISCAL YEAR ENDED
                                  JUNE 30, 1996


                                  EXHIBIT 10.12




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                         REVISED FIRST AMENDMENT TO THE
                        AGREEMENT OF LIMITED PARTNERSHIP
                             OF DISPLAY OPTICS, LTD.

     The Agreement of Limited Partnership of Display Optics, Ltd., a Colorado limited partnership (the "Agreement") is dated as of December 31, 1993. The General Partner is authorized to amend the Agreement as set forth below. Terms herein have the same meaning as those in the Agreement.

          Section 2.1 of the Agreement, is hereby amended as follows:

               The term "The Partnership authorizes five Class A Units, 200 Class B Units and 295 Class C Units" shall be amended to read:
               The Partnership authorizes a maximum of six Class A Units, 100 Class B Units and 395 Class C Units."

          Section 2.2 of the Agreement is hereby amended as follows:

               The term "Class B Limited Partners: 3,333 shares of stock per unit; conversion price $3.00 is amended to read: Class B Limited
               Partners: 76,045 shares of common stock per Unit; conversion price $.1315."

          Section 2.2 of the Agreement is hereby amended as follows:

               The term "50,000 shares at the time the Class A Units are issued; 660,000 shares at the time the Class B Units are issued; and 590,000 at the time the Class C Units are issued." is amended to read:
                      "Sufficient  shares to meet the  common  stock  conversion rights at each close of Class A, Class B and Class C Unit offering(s), based on the total number of Units subscribed at each offering times the stock conversion ratio as defined in
               Section 2.2 herein."

               This amendment shall be effective on September 1, 1995.

          This First Amendment to the Agreement of Limited Partnership of Display Optics, Ltd., was approved by partners possessing total sharing ratios required for its adoption as set forth in the Agreement.

                                  ADVANCED DISPLAY TECHNOLOGIES, INC.,
                                  a Colorado Corporation,
                                  Display Optics, Ltd.

                                  By:
                                      ------------------------------------------
                                           Darrell Avey, Manager